                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005 (July 26, 2005)


                        STATE AUTO FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


                     Ohio                              0-19289                              31-1324304
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       (State or other jurisdiction                 (Commission                          (IRS Employer
             of incorporation)                      File Number)                      Identification No.)


                       518 East Broad Street, Columbus, Ohio                               43215-3976
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                     (Address of principal executive offices)                               (Zip Code)

Registrant's telephone number, including area code:           (614) 464-5000
                                                     --------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2.        FINANCIAL INFORMATION

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 26, 2005, State Auto Financial Corporation (the "Company") issued a press release disclosing the Company's results of operations for the three-month period ended June 30, 2005 (the "Release"). The full text of the Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

         The Release included a non-GAAP financial measure, net operating earnings per diluted share. Net operating earnings differs from GAAP net income only by the exclusion of realized capital gains and losses, net of applicable federal income taxes, on investment activity for the period being reported. For the three-month period ended June 30, 2005 and 2004, GAAP net income was $0.94 per diluted share and $0.85 per diluted share, respectively, while net operating earnings were $0.94 per diluted share and $0.83 per diluted share for these same respective periods. For the three-month periods ended June 30, 2005 and 2004, the difference between GAAP net income per diluted share and net operating earnings per diluted share was $0.00 and $0.02, respectively, of realized capital gains and losses, net of applicable federal income taxes.

         Management uses net operating earnings because it believes this calculation better indicates their Company's operating performance than GAAP net income because net operating earnings exclude the sometimes volatile realized capital gains/losses, net of applicable federal income taxes, that can produce inconsistent results. Net operating earnings provide a more consistent measure on which to predict future earnings of the Company.


SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit No.               Description
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99.1                      Press release issued by State Auto Financial Corporation on July 26, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STATE AUTO FINANCIAL CORPORATION


Date:  July 28, 2005                      By  /s/ Steven J. Johnston
                                              ----------------------
                                              Treasurer and Chief Financial
                                              Officer

                                  EXHIBIT INDEX



Exhibit No.               Description
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99.1                      Press release issued by State Auto Financial Corporation on July 26, 2005.